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                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                         c/o Prudential Capital Group
                              Four Gateway Center
                              100 Mulberry Street
                           Newark, New Jersey 07102

                                March 31, 1995


CROWN CRAFTS, INC.
1600 Riveredge Parkway
Suite 200
Atlanta, Georgia 30328

         Attention:  Mr. Robert E. Schnelle
                     Treasurer

Ladies and Gentlemen:

         This letter is to amend the Note Agreement between Crown Crafts, Inc. (the "Company") and The Prudential Insurance Company of America ("Prudential"), dated December 18, 1990, as previously amended, under which Prudential purchased the company's 9.22% promissory note due November 15, 1996, in the original principal amount of $15,000,000 (the "Note Agreement").

         Pursuant to paragraph 11C of the Note Agreement, Prudential and the Company hereby agree as follows:

                 1. The paragraph 6A(ii)(a) is hereby amended and restated as follows:

                            "(a) less than 150% of consolidated current liabilities at the end of any fiscal year,"

                 2. The paragraph 6C(2)(vi) is hereby amended by adding the following immediately before the semicolon:

                            "and Secured Funded Debt of Textile, Inc. in an aggregate principal amount not to exceed $1,500,000"
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CROWN CRAFTS, INC.
March 31, 1995
Page -2-


         The terms and conditions of the Note Agreement as amended hereby are and shall remain in full force and effect.

         If you agree with the foregoing, please sign the enclosed counterparts of this letter and return them to us, at which time this letter shall become a binding agreement between the Company and Prudential as of the date first above written.


                                                       Very truly yours,


                                                       THE PRUDENTIAL INSURANCE
                                                        COMPANY OF AMERICA



                                                       By: /s/ Jack Curb
                                                           ---------------------
                                                           Vice President


The foregoing is Agreed to and Accepted
as the date first above written.

CROWN CRAFTS, INC.



By:  /s/ Robert E. Schnelle
     ----------------------
     Robert E. Schnelle
     Treasurer